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                                                                    EXHIBIT 10.7
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                           FIFTH AMENDMENT TO LEASE
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     THIS FIFTH AMENDMENT TO LEASE (this "Amendment") is dated for reference
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purposes only as May 1, 2000, by and between CARRAMERICA REALTY CORPORATION, a
Maryland corporation ("Landlord"), and PERICOM SEMICONDUCTOR CORPORATION, a
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California corporation ("Tenant").
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                                   RECITALS
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     A.   Orchard Investment Company Number 510, a California general partnership ("Orchard"), Landlord's predecessor in interest, as landlord, and
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Tenant, as tenant, entered into that certain Lease (and First Addendum thereto)
dated November 29, 1993 (collectively, the "Initial Lease"), in which Orchard
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leased to Tenant and Tenant leased from Orchard, approximately 19,786 square feet within that certain building which contains approximately 27,488 square feet commonly known as 2380-2390 Bering Drive, San Jose, California ("Building
                                                                      --------
C"), as more particularly described on Exhibit A attached to the Original Lease
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(the "Initial Premises"). Orchard and Tenant also entered into that certain
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Acceptance Agreement dated as of January 28, 1994 regarding the Initial
Premises.

     B. Orchard and Tenant entered into that certain First Amendment to Lease (the "First Amendment") dated February 5, 1996 pursuant to which Tenant leased
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an additional 7,000 rentable square feet (the "First Expansion Space") and the
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Lease Term was extended.  The First Expansion Space is located in the building containing approximately 25,888 square feet commonly known as 2340-2350 Bering Drive, San Jose, California ("Building E"), as more particularly described on
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Exhibit A to the First Amendment.  Orchard and Tenant also entered into that certain Interior Improvement Agreement and that certain Acceptance Agreement regarding the First Expansion Space, each dated February 5, 1996.

     C. All of Orchard's rights, title and interest in the Initial Lease, as amended by the First Amendment, were assigned to Landlord in connection with Landlord's acquisition of the Project.

     D. Landlord and Tenant subsequently entered into that certain Second Amendment to Lease (the "Second Amendment") dated July 31, 1997 pursuant to
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which the Tenant leased an additional 7,702 square feet (the "Second Expansion
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Space").  The Second Expansion Space is located in Building C, as more
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particularly described on Exhibit A of the Second Amendment.  Landlord and
Tenant also entered into that certain Tenant Improvements Construction Agreement regarding the Second Expansion Space dated July 31, 1997.

     E. Landlord and Tenant subsequently entered into that certain Third Amendment to Lease (the "Third Amendment") dated April 23, 1999 pursuant to
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which the Tenant leased an additional 13,000 square feet (the "Third Expansion
                                                               ---------------
Space").  The Third Expansion Space is located in Building E, as more
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particularly described on Exhibit A of the Third Amendment.
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     F.   Landlord and Tenant subsequently entered into that certain Fourth
Amendment to Lease (the "Fourth Amendment") dated January 21, 2000, pursuant to
                         ----------------
which the Tenant leased an additional containing approximately 5,888 square feet in 2346 Bering Drive, Building E (the "Fourth Expansion Space"). The Fourth
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Expansion Space is located in Building E, as more particularly described on

Exhibit A of the Fourth Amendment.
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     G.   Subject to the terms and conditions set forth herein, Landlord and
Tenant now desire to further amend the Lease to accelerate the Fourth Expansion Space Commencement Date and to eliminate the Early Occupancy Period, subject to the terms and conditions set forth herein. The Initial Lease, as amended by the First Amendment, Second Amendment, Third Amendment and Fourth Amendment, and as supplemented by the Interior Improvement Agreements and Acceptance Agreements, is hereinafter collectively referred to as the "Original Lease."
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                                   AMENDMENT
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     NOW, THEREFORE, for good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereby mutually promise, covenant and agree as follows:

     1.   Incorporation of Recitals and Definitions.  The Recitals are hereby
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incorporated herein by this reference.  In the event of any conflicts between the Original Lease, and this Amendment, the terms of this Amendment shall control. Capitalized terms used in this Amendment not otherwise defined herein shall have the meaning given such terms in the Original Lease. The Original Lease, as amended by this Amendment shall be referred to herein as the "Lease".
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     2.   Fourth Expansion Space Commencement Date. The Original Lease is hereby
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amended to provide that the "Fourth Expansion Space Commencement Date" shall be
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May 15, 2000 (instead of July 1, 2000 as previously set forth in the Fourth
Amendment). The Termination Date of the Lease shall remain July 31, 2004.

     3.   Early Occupancy. The "Early Occupancy Period" as described in Section
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4 of the Fourth Amendment is hereby deleted in its entirety and Tenant agrees and acknowledges that it shall not have any early occupancy rights with respect to the Fourth Expansion Space under the Lease.

     4.   Rent. Notwithstanding  Section 5 of the Fourth Amendment to the
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contrary, as of the Fourth Expansion Space Commencement Date (i.e., May 15,
2000) and on the first of each month thereafter through and including November 30, 2000, Tenant shall commence paying Base Monthly Rent for the Fourth Expansion Space ("Fourth Expansion Space Base Monthly Rent") in the amount of
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$8,537.60 per month.  Thereafter, Tenant shall pay Fourth Expansion Space Base
Monthly Rent on the first of each month for the remainder of the Term in the amounts set forth in the Fourth Amendment.

     5.   Time.  Time is of the essence for each and every provision of this
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Amendment.

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     6.   Confirmation of Lease. Except as amended by this Amendment, the
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parties hereby agree and confirm that the Lease is in full force and effect.

     IN WITNESS HEREOF, the parties hereto have executed this Amendment as of the date first written above.

"Landlord"

CARRAMERICA REALTY CORPORATION,
a Maryland corporation


By:     _________________________
        Leah N. Segawa
Title:  Managing Director


"Tenant"

PERICOM SEMICONDUCTOR CORPORATION,
a California corporation

By:    ______________________________

Name:  ______________________________

Title: _____________________________

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